Exhibit 4.9

NUMBER
AC                                                                                                                                                                                                                                                                                                                                                                                                                                      SHARES

                                                AMC ENTERTAINMENT INC.
INCORPORATED UNDER THE LAWS

OF THE STATE OF DELAWARE                                                                                                                         CUSIP    00165A   10   8

                                                                                                                                                                                                                                                                                                                                                                                                                                        SEE REVERSE FOR CERTAIN DEFINITIONS

                                                                                                                                                     COMMON STOCK

THIS CERTIFIES THAT

                                                                                                                                                     SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 EACH OF

AMC ENTERTAINMENT INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Restated and Amended Certificate of Incorporation and the By-Laws of the Corporation, to all of which the holder by acceptance hereof assents.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[Signature]                                                                                                                                                                                                                                                                                                                                                                     [Signature]

CHAIRMAN                                                                                                                                                                                                                                                                                                                                                                       SECRETARY

COUNTERSIGNED AND REGISTERED:

UMB BANK, n.a.

TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

AMC ENTERTAINMENT INC.
INCORPORATED
2004
DELAWARE

AMC ENTERTAINMENT INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

The following abbreviations, which used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM                                                   —                       as tenants in common                                                                                                                                                                                              UNIF GIFT MIN ACT                                                                                         —                ......................Custodian..................

TEN ENT                                                    —                       as tenants by the entireties                                                                                                                                                                                                                                                                                                                     (Cust)                                (Minor)

JT TEN                                                     —                       as joint tenants with right of                                                                                                                                                                                                                                                                                                                   under Uniform Gifts to Minors

                                                                                    survivorship and not as tenants                                                                                                                                                                                                                                                                                                                  Act.................................................

                                                                                    in common                                                                                                                                                                                                                                                                                                                                      (State)

Additional abbreviations may also be used though not in the above list.

For Value Received,  hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated                                                                                                                                                                                                                                                                                                                    X

                                                                                                                                                                                                                                                         X

ABOVE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION SUCH AS A SECURITIES BROKER/DEALER, COMMERCIAL BANK & TRUST COMPANY, SAVINGS AND LOAN ASSOCIATION OR A CREDIT UNION PARTICIPATING IN A MEDALLION PROGRAM APPROVED BY THE SECURITIES TRANSFER ASSOCIATION, INC.